Exhibit 32

Wheeler Real Estate Investment Trust, Inc.
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Wheeler Real Estate Investment Trust, Inc. (the “Company”) on Form 10-Q for the three and nine months ended September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Kelly, Chief Executive Officer of the Company, and I, Matthew T. Reddy, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 7, 2019
/s/ DAVID KELLY
David Kelly
Chief Executive Officer

/s/ MATTHEW T. REDDY
Matthew T. Reddy
Chief Financial Officer